Income Taxes	9 Months Ended	12 Months Ended
	Nov. 03, 2018	Feb. 03, 2018
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The effective income tax rate is based on estimated income from continuing operations for the year as well as discrete adjustments, if any, in the applicable quarterly periods. The Company projects the estimated annual effective tax rate for the year to be approximately 27%, excluding the tax effect of discrete events. Potential discrete adjustments include tax charges or benefits related to stock-based compensation, changes in tax legislation, settlements of tax audits and changes in uncertain tax positions, among others.

The Company’s effective income tax rate from continuing operations was 4.8% and 40.2% for the thirteen weeks ended November 3, 2018 and October 28, 2017, respectively. The Company’s effective income tax rate from continuing operations was a rate of (13.6)% and 29.0% for the thirty-nine weeks ended November 3, 2018 and October 28, 2017, respectively. The decrease in the effective tax rate for both the thirteen and thirty-nine weeks ended November 3, 2018, is due to stock option windfall tax benefits recorded in the current year; a reduction in the U.S. federal statutory tax rate from 35.0% to 21.0% as part of the U.S. Tax Cuts and Jobs Act (the “TCJA”) that was enacted in December 2017, the net reduction of liabilities for uncertain tax positions primarily resulting from the expiration of the statute of limitations; and an adjustment to the remeasurement of the Company’s deferred tax balances due to TCJA. The Company previously recorded a provisional tax benefit amount of $32.1 million related to the re-measurement of the Company’s deferred tax balances in its consolidated financial statements for the year ended February 3, 2018 due to the TCJA. Any changes to the provisional amounts are recorded in the period in which the adjustments are made. These changes could arise from additional analysis, changes in assumptions or interpretations the Company has made, additional guidance that may be issued and actions the Company may take as a result of the TCJA. In the thirteen weeks ended November 3, 2018, the Company recorded an additional $2.4 million tax benefit as a result of updating certain estimates and filing its federal tax return for the year ended February 3, 2018.

12. Income Taxes

The provision (benefit) for income taxes from continuing operations includes the following (in thousands):

	Fiscal Year Ended January 30, 2016	Fiscal Year Ended January 28, 2017	Fiscal Year Ended February 3, 2018
Federal:
Current	$27,096	$42,268	$1,976
Deferred	(17,400)	(19,457)	(33,219)
State:
Current	6,381	9,230	5,220
Deferred	(4,028)	(4,073)	(2,404)

Total income tax provision (benefit)	$12,049	$27,968	$(28,427)

A reconciliation of the statutory federal income tax rate with the Company’s effective income tax rate is as follows:

	Fiscal Year Ended January 30, 2016	Fiscal Year Ended January 28, 2017	Fiscal Year Ended February 3, 2018
Statutory federal income tax rates	35.0%	35.0%	33.7%
State income taxes, net of federal tax benefit	3.9	4.5	7.5
Effect of federal rate change	—	—	(136.2)
Work opportunity and solar tax credit	(2.1)	(1.6)	(17.9)
Charitable contributions	(1.4)	(0.3)	(1.0)
Prior year adjustments	0.6	—	(3.2)
Stock options	—	—	(4.8)
Other	(3.2)	0.9	1.2

Effective income tax rate	32.8%	38.5%	(120.7)%

On December 22, 2017, the TCJA was signed into law. The TCJA includes significant changes to the Internal Revenue Code (the “Code”) impacting the taxation of business entities. The most significant change in the TCJA that impacts the Company as of February 3, 2018, is the reduction in the corporate federal income tax rate from 35% to 21% for tax years (or portions thereof) beginning after December 31, 2017. This change in the Code from the TCJA had a material impact on the financial statements in 2017.

ASC Topic 740, Income Taxes (“ASC 740”) requires the tax effects of changes in tax laws must be recognized in the period in which the law is enacted, or December 22, 2017 for the TCJA. ASC 740 also requires deferred tax assets and liabilities to be measured at the enacted tax rate expected to apply when temporary differences are to be realized or settled. Thus, at the date of enactment, the Company’s deferred taxes were re-measured utilizing the new federal income tax rate of 21%.

The US Securities and Exchange Commission (“SEC”) has recognized the complexity of reflecting the impacts of the TCJA, and on December 22, 2017 issued guidance in Staff Accounting Bulletin No 118 (“SAB 118”) which clarifies accounting for income taxes under ASC 740 if information is not yet available or complete and provides for up to a one-year period in which to complete the required analyses and accounting (the measurement period). SAB 118 describes three scenarios (or “buckets”) associated with a company’s status of accounting for income tax reform: (1) a company is complete with its accounting for certain effects of tax reform, (2) a company is able to determine a reasonable estimate for certain effects of tax reform and records that estimate as a provisional amount, or (3) a company is not able to determine a reasonable estimate and therefore continues to apply ASC 740, based on the provisions of the tax laws that were in effect immediately prior to the TCJA being enacted.

As of February 3, 2018, the Company had not fully completed its accounting for the tax effects of the enactment of the TCJA since a complete assessment will require additional time, information, and resources than currently available to the Company. The Company’s provision for income taxes for the fiscal year ended February 3, 2018 is based in part on a reasonable estimate of the effects on its existing deferred tax balances. Specifically, the Company recorded a provisional tax amount of $32.1 million to re-measure certain deferred tax assets and liabilities as a result of the enactment of the TCJA. The Company is still analyzing certain aspects of the TCJA and refining the estimate of the expected reversal of its deferred tax balances. This can potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts.

Significant components of the Company’s deferred tax assets and liabilities as of January 28, 2017 and February 3, 2018 were as follows (in thousands):

	January 28, 2017	February 3, 2018
Deferred tax assets:
Self-insurance reserves	$39,977	$27,595
Rental step liabilities	28,501	21,336
Compensation and benefits	24,276	15,975
Capital lease and financing obligations	11,274	7,542
Intangible liabilities	7,338	4,408
Closed store obligations	3,363	2,421
Deferred gain amortization	8,223	5,279
Environment clean up reserve	4,401	3,312
Startup costs	5,977	3,675
Lease incentive gain	4,326	3,029
Other	19,077	13,677

Total deferred tax assets	$156,733	$108,249

	January 28, 2017	February 3, 2018
Deferred tax liabilities:
Fixed assets	$116,070	$79,388
Intangible assets	102,955	62,716
Debt costs	9,190	7,728
Capital lease and financings obligations	10,596	7,014
Other	10,822	8,477

Total deferred tax liabilities	249,633	165,323

Net deferred tax liabilities	$(92,900)	$(57,074)

The ultimate realization of deferred tax assets is dependent upon the Company’s ability to generate sufficient taxable income during the periods in which the temporary differences become deductible. The Company has determined that it is more likely than not that the results of future operations and the reversals of existing taxable temporary differences will generate sufficient taxable income to realize the deferred tax assets. Therefore, no valuation allowance has been recorded. In making this determination, the Company considered historical levels of income as well as projections for future periods.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Fiscal Year Ended January 28, 2017	Fiscal Year Ended February 3, 2018
Balance at the beginning of the period	$5,084	$4,199
Additions for tax positions taken during prior years	—	607
Additions for tax positions taken during the current year	56	43
Settlements	—	(260)
Lapses in statute of limitations	(941)	(232)

Balance at the end of the period	$4,199	$4,357

The total amount of unrecognized tax benefits, reflective of federal tax benefits at January 28, 2017 and February 3, 2018 that, if recognized, would favorably affect the effective tax rate was $3.4 million and $3.9 million, respectively.

As of February 3, 2018, management has determined it is reasonably possible that the total amount of unrecognized tax benefits could decrease within the next twelve months by as much as $3.2 million, due to the expected resolution of state tax audits and the expiration of statute of limitations. The Company’s tax years from 2012 forward remain open and are subject to examination by the IRS and various state taxing jurisdictions.

The Company classifies interest expense and any penalties related to income tax uncertainties as a component of income tax expense, which is consistent with the recognition of these items in prior reporting periods. For the periods ended January 30, 2016 and January 28, 2017, the Company had recognized $0.3 million in interest expense in each year. For the period ended February 3, 2018, the Company recognized $0.7 million in interest expense. As of January 28, 2017, and February 3, 2018, the Company had $0.3 million and $1.0 million, respectively, of accrued interest related to income tax uncertainties.